UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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MESABI TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Trustees of Mesabi Trust Urge Unitholders to Vote in Favor of its Nominee for Successor Trustee at Adjourned Special Meeting

New York, New York
January 18, 2019

New York — (Business Wire) - The Trustees of Mesabi Trust (NYSE: MSB) today re-affirmed their unanimous support for successor trustee nominee Robin M. Radke to be appointed by unitholders at its adjourned Special Meeting of Trust Certificate Holders, which is scheduled for 11:00 A.M. Central Time, on Wednesday, January 23, 2019 at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 (the “Special Meeting”).

The Trustees of Mesabi Trust are continuing to solicit proxies from its Trust Certificate Holders requesting that holders vote “FOR” approval of Proposal 1 for the appointment of Robin M. Radke as an individual trustee of Mesabi Trust to succeed Richard G. Lareau, who is retiring.

Key factors noted by the Trustees are Ms. Radke’s understanding of the intricacies of Mesabi Trust from a legal, compliance, internal controls, corporate, governance and trust law perspective, which she gained from her eleven years of experience in working on a broad range of projects for the Trust.

Based on a thorough diligence process reviewing biographical information and professional resumes of other potentially interested candidates, including conducting interviews of the top candidates, ensuring no conflict of interest exists and identifying the skills, experience and diversity profile the Trustees were seeking to address in a candidate, the Trustees unanimously concluded that Ms. Radke is the most qualified candidate to serve as Trustee of Mesabi Trust.

The Trustees also selected Ms. Radke recognizing that evolving regulatory and corporate governance standards are beginning to establish guidelines for the promotion of women on corporate boards and agree that a diverse and inclusive board promotes a broader range of viewpoints and independent thinking.

Some unitholders have communicated their opinion that the Trust needs an executive with industry experience, yet this ignores that the Trustees already include two individuals with extensive iron ore industry experience and deep understanding of iron ore mining and production operations, including many years working with Cleveland-Cliffs, Inc. and Northshore Mining Company, which the Trustees have seen as a positive for the Trust.

As previously disclosed, the Trustees also emphasize that two leading independent proxy advisory firms, Institutional Shareholder Services and Glass, Lewis & Co.(1) have also recommended that Mesabi Trust unitholders vote “FOR” Proposal 1 for the appointment of Robin M. Radke.

The Trustees of Mesabi Trust remind unitholders that every vote is important and urge all unitholders to vote “FOR” the adjourned Special Meeting proposals TODAY.

Proposal 1 is described in further detail in the proxy statement filed with the Securities and Exchange Commission on November 9, 2018. No changes have been made in the proposals to be voted on by unitholders at the Special Meeting. The Trust’s proxy statement and any other materials filed by the Trust with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

Only holders of record of units of beneficial interest of Mesabi Trust at the close of business on November 9, 2018, the record date, are entitled to notice of, and to vote at, the adjourned Special Meeting.  If a unitholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such holder.

The Trustees encourage all unitholders that have not yet voted to vote their units by 11:59 p.m., Eastern Time, on Tuesday, January 22, 2019.  If you have not voted, or have misplaced your proxy materials or are uncertain if you have voted all the shares you are entitled to vote, please see “How You Can Vote” below.  Every single vote counts.

(1) Permission to reference these reports was neither sought nor obtained.

How You Can Vote

If your Units are registered in your name, you may vote your Units in person at the Special Meeting by one of the following methods:

Vote by Internet:	www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 22, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote by Telephone:	1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 22, 2019. Have your proxy card in hand when you call and then follow the instructions.

Vote by Mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your Units are held in “street name,” you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet, telephone or mobile device.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT TRUST CERTIFICATE HOLDERS VOTE “FOR” THE APPOINTMENT OF MS. RADKE AS AN INDIVIDUAL TRUSTEE OF THE TRUST. EVERY VOTE IS IMPORTANT.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on Mesabi Trust’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Trustees of Mesabi Trust, as well as the Trust’s expectations for the outcome of the votes at the upcoming Special Meeting. Mesabi Trust undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect Mesabi Trust, particularly those mentioned in the risk factors in Item 1A of our annual report on Form 10-K for the fiscal year ended January 31, 2018 and in our periodic reports on Form 10-Q.

Important Additional Information and Where You Can Find It

The Trustees may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Special Meeting.  Information regarding the names of Mesabi Trust’s Trustees and their respective interests in the Trust is set forth in the Trust’s definitive Proxy Statement for the Special Meeting, filed with the SEC on November 9, 2018 and other reports filed by the Trust.  These documents are available free of charge at the SEC’s website at www.sec.gov and on the website of Mesabi Trust at www.mesabi-trust.com.

THE TRUSTEES URGE MESABI TRUST UNITHOLDERS TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT ACCOMPANYING THE WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE TRUST MAY FILE WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statement, any solicitation materials and any other documents filed by Mesabi Trust with the SEC are available free of charge at the SEC’s website at www.sec.gov.  These documents will also be made available free of charge by contacting the Trust’s proxy solicitor, Georgeson LLC, toll free at 1-866-628-6079.

Contacts

Mesabi Trust SHR Unit:
Deutsche Bank Trust Company Americas
904-271-2520

Solicitation Agent:
Georgeson LLC

1-866-628-6079